UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
     Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):   28 May 2010

Ensco plc (Exact name of registrant as specified in its charter)

England and Wales	1-8097	98-0635229
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6 Chesterfield Gardens London, England W1J 5BQ

(Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code: 44 (0) 20 7659 4660 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

INFORMATION TO BE INCLUDED IN THE REPORT
Item 1.01 Entry Into a Material Definitive Agreement.
Item 1.02 Termination of a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 9.01 Financial Statements and Exhibits.

SIGNATURE

EXHIBIT INDEX
Second Amended and Restated Credit Agreement, dated as of 28 May 2010, among Ensco plc, ENSCO International Incorporated, ENSCO Universal Limited, and ENSCO Offshore International Company, as Borrowers, Ensco plc, ENSCO Global Limited, and ENSCO International Incorporated, as Guarantors, the Banks named therein, as Banks, Citibank, N.A., as Administrative Agent, Wells Fargo Bank, National Association and DnB NOR Bank ASA, as Syndication Agents, and Wells Fargo Bank, National Association, Citibank, N.A. and DnB NOR Bank ASA, each as an Issuing Bank.

Second Amended and Restated Guaranty, dated as of 28 May 2010, made by Ensco plc, ENSCO Global Limited, and ENSCO International Incorporated, as Guarantors, in favor of Citibank, N.A., as Administrative Agent under the Credit Agreement.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01   Entry Into a Material Definitive Agreement

    On 28 May 2010, Ensco plc (the “Company”) and its subsidiaries, ENSCO International Incorporated, ENSCO Universal Limited, ENSCO Offshore International Company and ENSCO Global Limited, entered into a Second Amended and Restated Credit Agreement (the “2010 Credit Facility”), with a syndicate of banks party thereto, with Citibank, N.A., as Administrative Agent, Wells Fargo Bank, National Association and DnB NOR Bank ASA, as Syndication Agents, and Wells Fargo Bank, National Association, Citibank, N.A. and DnB NOR Bank ASA, each as an Issuing Bank.

    The 2010 Credit Facility provides for a $700 million unsecured revolving credit facility to be used for general corporate purposes. The 2010 Credit Facility has a four-year term, expiring 28 May 2014, and replaces the Company’s $350 million five-year credit agreement with the lenders signatory thereto, and Citigroup Global Markets Inc. and J.P. Morgan Securities Inc. as Joint Lead Arrangers and Joint Book Managers, Citibank, N.A. as Administrative Agent, JPMorgan Chase Bank, NA, as Syndication Agent, DnB NOR Bank ASA, New York Branch as Issuing Bank, The Bank Of Tokyo-Mitsubishi, Ltd., DnB NOR Bank ASA, New York Branch, and Wells Fargo Bank, N.A. as Co-Documentation Agents, and Mizuho Corporate Bank, Ltd. and SunTrust Bank as Co-Agents, which was scheduled to mature on 23 June 2010, and the related Guaranty made by the Company in favor of Citibank, N.A. (together, the "Prior Credit Facility").

    Advances under the 2010 Credit Facility bear interest at LIBOR plus an applicable margin rate depending on the Company’s credit rating. The Company is required to pay an annual undrawn facility fee on the total $700 million commitment, which is also based on the Company’s credit rating.

    The 2010 Credit Facility contains customary restrictive covenants on the Company and its subsidiaries. Restrictive covenants in the 2010 Credit Facility include, among other things, prohibitions on creating, incurring or assuming certain liens; entering into certain merger arrangements; selling, leasing, transferring or otherwise disposing of all or substantially all of its assets; making a material change in the nature of the business; and entering into certain transactions with affiliates. The Company is required to maintain a debt to total capitalization ratio less than or equal to 50%. There are no other financial covenants. The Company has the right, subject to lender consent, to increase the commitments under the 2010 Credit Facility to an aggregate amount of up to $850 million.

    The 2010 Credit Facility contains customary provisions regarding events of default, which could result in an acceleration in amounts due, including among others, payment default, failure to comply with covenants, material inaccuracy of representation or warranty, bankruptcy or insolvency proceedings, cross-default to other debt obligations, change of control, certain judgments and ERISA matters.

    In addition to the Company, its wholly-owned subsidiaries ENSCO International Incorporated, ENSCO Universal Limited and ENSCO Offshore International Company may all borrow under the 2010 Credit Facility. The Company and two of its wholly-owned subsidiaries, ENSCO Global Limited and ENSCO International Incorporated, have issued the Second Amended and Restated Guaranty in favor of the lenders, pursuant to which each has guaranteed the payment of all obligations under the 2010 Credit Facility.

    The foregoing description of the 2010 Credit Facility does not purport to be complete and is qualified in its entirety by reference to the 2010 Credit Facility, a copy of which along with a copy of the Second Amended and Restated Guaranty are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

    The discussion of the Prior Credit Facility set forth in response to Item 1.01 above is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off−Balance Sheet Arrangement of a Registrant.

    The discussion of the 2010 Credit Facility set forth in response to Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1
Second Amended and Restated Credit Agreement, dated as of 28 May 2010, among Ensco plc, ENSCO International Incorporated, ENSCO Universal Limited, and ENSCO Offshore International Company, as Borrowers, Ensco plc, ENSCO Global Limited, and ENSCO International Incorporated, as Guarantors, the Banks named therein, as Banks, Citibank, N.A., as Administrative Agent, Wells Fargo Bank, National Association and DnB NOR Bank ASA, as Syndication Agents, and Wells Fargo Bank, National Association, Citibank, N.A. and DnB NOR Bank ASA, each as an Issuing Bank.

10.2
Second Amended and Restated Guaranty, dated as of 28 May 2010, made by Ensco plc, ENSCO Global Limited, and ENSCO International Incorporated, as Guarantors, in favor of Citibank, N.A., as Administrative Agent under the Credit Agreement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ensco plc

Date: 3 June 2010	/s/ DAVID A. ARMOUR David A. Armour Vice President - Finance /s/ DOUGLAS J. MANKO Douglas J. Manko Controller and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1
Second Amended and Restated Credit Agreement, dated as of 28 May 2010, among Ensco plc, ENSCO International Incorporated, ENSCO Universal Limited, and ENSCO Offshore International Company, as Borrowers, Ensco plc, ENSCO Global Limited, and ENSCO International Incorporated, as Guarantors, the Banks named therein, as Banks, Citibank, N.A., as Administrative Agent, Wells Fargo Bank, National Association and DnB NOR Bank ASA, as Syndication Agents, and Wells Fargo Bank, National Association, Citibank, N.A. and DnB NOR Bank ASA, each as an Issuing Bank.

10.2
Second Amended and Restated Guaranty, dated as of 28 May 2010, made by Ensco plc, ENSCO Global Limited, and ENSCO International Incorporated, as Guarantors, in favor of Citibank, N.A., as Administrative Agent under the Credit Agreement.

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